UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2018

BAIN CAPITAL SPECIALTY FINANCE, INC.

(Exact name of Registrant as Specified in Its Charter)

DELAWARE	814-01175	81-2878769
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 CLARENDON STREET, 37TH FLOOR, BOSTON, MA	02116
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 516-2000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.05 — Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics

In connection with its initial public offering (the “IPO”) and the listing of the common stock of Bain Capital Specialty Finance, Inc. (the “Registrant”) on the New York Stock Exchange, the Board of Directors of the Registrant approved and adopted amendments to the Registrant’s Code of Conduct (as amended, the “Code”), that became effective November 14, 2018. The Code was amended to be compliant with the listing rules of the New York Stock Exchange and meets the definition of a code of ethics provided in Item 406 of Regulation S-K. No amendments were made to waive any provision of the Code.

The foregoing description of the Code is a summary and is qualified in its entirety by the terms of the Code, which is attached as Exhibit 14.1 to this Current Report on Form 8-K and incorporated herein by reference. The Code will also be posted on the Registrant’s website at www.baincapitalbdc.com.

Item 8.01 — Other Events

This report on Form 8-K also serves as public notice that Article VIII of the Registrant’s Amended and Restated Certificate of Incorporation (the “Charter”), and the transfer restrictions set forth therein, have been automatically terminated upon the terms of the Charter.  The Registrant’s pre-IPO stockholders remain subject to the contractual transfer restrictions included in their respective Subscription Agreements, pursuant to which they may not sell or transfer shares of the Registrant’s common stock without the prior written consent of the Registrant until such date that is 180 days after the completion of the IPO.  In addition, the Registrant has agreed that it will not grant such consent, subject to certain exceptions, except with the consent of certain of the underwriters as described in the underwriting agreement entered into in connection with the IPO.  In addition, certain of the Registrant’s pre-IPO stockholders have agreed not to sell or transfer any of the Registrant’s common stock or securities convertible into, exchangeable for, exercisable for or repayable with the Registrant’s common stock, for 180 days after November 14, 2018 except with the consent of certain of the underwriters as described in the underwriting agreement entered into in connection with the IPO, subject to certain exceptions.

Item 9.01 — Financial Statements and Exhibits

(d)              Exhibits:

Exhibit Number	Description

14.1	Code of Conduct

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAIN CAPITAL SPECIALTY FINANCE, INC.
(Registrant)

Date: November 15, 2018	By:	/s/ Michael Treisman
	Name:	Michael Treisman
	Title:	Secretary